                                                                    EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT AQ STEAMBOAT, L.L.C.                     Case Number:01-10960(EIK)
--------------------------------------------------------------------------------





                   AMENDED SCHEDULES OF ASSETS AND LIABILITIES





Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Amended Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to further amend these Amended Schedules of Assets and Liabilities as additional information becomes available.


Certain information set forth in these Amended Schedules of Assets and Liabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Amended Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT AQ STEAMBOAT, L.L.C.                         Case No:01-10960(EIK)
--------------------------------------------------------------------------------


                              SUMMARY OF SCHEDULES


Indicate as to each schedule whether that schedule is attached.
Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                     ATTACHED
         NAME OF SCHEDULE                            (YES/NO)                     ASSETS                      LIABILITIES
         ----------------                            --------                     ------                      -----------
A.  Real Property                                       Yes                            $0.00
B.  Personal Property                                   Yes                    $94,174,050.40
C.  Property Claimed As Exempt                          No

D.  Creditors Holding Secured Claims                    Yes                                                           $0.00
E.  Creditors Holding Unsecured Priority Claims         Yes                                                     $177,802.91
F.  Creditors Holding Unsecured Nonpriority Claims      Yes                                                  $74,446,429.52
G.  Executory Contracts and Unexpired Leases            No
H.  Codebtors                                           No
  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)              No
J.  Current Expenditure of Individual Debtor(s)         No

            TOTALS                                                             $94,174,050.40                $74,624,232.43


GREAT AQ STEAMBOAT, L.L.C.                                   01-10960 (EIK )
--------------------------                                 --------------------
        Debtor                                                   Case No.


                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

GREAT AQ STEAMBOAT, L.L.C.                                   01-10960 (EIK )
--------------------------                                 --------------------
        Debtor                                                   Case No.

                           SCHEDULE A - REAL PROPERTY

                                                                            Net Book Value
                                                                            of Debtor's Interest
                                                                            in Property, Without
Description and Location                Nature of Debtor's                  Deducting any Secured       Amount of
of Property                             Interest in Property                Claim or Exemption          Secured Claim
------------------------                --------------------                ---------------------       -------------

       -None-


                                              Total Debtor -



                                    Total -


GREAT AQ STEAMBOAT, L.L.C.                                    01-10960 (EIK )
--------------------------                                 --------------------
        Debtor                                                    Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  GREAT AQ STEAMBOAT, L.L.C.               Case No:       01-10960 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY


                                                                                          DESCRIPTION AND LOCATION       NET BOOK
  TYPE OF PROPERTY                                                      NONE              OF PROPERTY                    VALUE
  ----------------                                                      ----              ------------------------       ----------
1. Cash on hand.                                                                          SEE EXHIBIT-B1                 $14,594.21

2. Checking, savings or other financial accounts, certificates                            SEE EXHIBIT-B2                 $13,321.34
   of deposit, or shares in banks, savings and loan, thrift,
   building and loan, and homestead associations, or
   credit unions, brokerage houses, or cooperatives.

3. Security deposits with public utilities, telephone                     X               NONE                                $0.00
   companies, landlords and others.

4. Household goods and furnishings, including audio, video                X               NONE                                $0.00
   and computer equipment.

5. Books, pictures and other art objects, antiques, stamp,                                SEE EXHIBIT-B5                      $0.00
   coin, record, tape, compact disc and
   other collections or collectibles.

6. Wearing apparel.                                                       X               NONE                                $0.00

7. Furs and jewelry.                                                      X               NONE                                $0.00

8. Firearms and sports, photographic and other hobby                      X               NONE                                $0.00
   equipment.

9. Interests in insurance policies. Name of insurance                     X               NONE                                $0.00
   company of each policy and itemize surrender or
   refund value of each.

10. Annuities. Itemize and name each issuer.                              X               NONE                                $0.00

11. Interests in IRA, ERISA, Keogh, or other pension or profit            X               NONE                                $0.00
    sharing plan.

12. Stock and interest in incorporated and unincorporated                 X               NONE                                $0.00
    businesses.


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  GREAT AQ STEAMBOAT, L.L.C.               Case No:       01-10960 (EIK )
--------------------------------------------------------------------------------
                         SCHEDULE B - PERSONAL PROPERTY

                                                                                          DESCRIPTION AND LOCATION   NET BOOK
   TYPE OF PROPERTY                                                     NONE              OF PROPERTY                VALUE
  ----------------                                                      ----              ------------------------   --------------
13. Interest in partnerships or joint ventures.                          X                NONE                                $0.00

14. Government and corporate bonds and other negotiable                  X                NONE                                $0.00
    and non-negotiable instruments.

15. Accounts receivable.                                                                  SEE EXHIBIT-B15            $40,204,935.02

16. Alimony, maintenance, support and property settlements               X                NONE                                $0.00
     to which the debtor is or may be entitled.

17. Other liquidated debts owing debtor including tax refunds.                            SEE EXHIBIT-B17                     $0.00

18. Equitable future interests, life estates, and rights or              X                NONE                                $0.00
    powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19. Contingent and noncontigent interests in estate of a                 X                NONE                                $0.00
    decedent, death benefit plan, life insurance policy or
    trust

20. Other contingent and unliquidated claims of every nature,                             SEE EXHIBIT-B20                 $6,822.00
    including tax refunds, counterclaims of the debtor and
    rights to setoff claims.

21. Patents, copyrights and other intellectual property.                 X                NONE                                $0.00

22. Licenses, franchises and other general intangibles.                                   SEE EXHIBIT-B22                     $0.00


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  GREAT AQ STEAMBOAT, L.L.C.               Case No:       01-10960 (EIK )
--------------------------------------------------------------------------------
                         SCHEDULE B - PERSONAL PROPERTY


                                                                                          DESCRIPTION AND LOCATION   NET BOOK
  TYPE OF PROPERTY                                                      NONE              OF PROPERTY                VALUE
  ----------------                                                      ----              ------------------------   --------------
23. Automobiles, trucks, trailers and other vehicles and                 X                NONE                                $0.00
    accessories.

24. Boats, motors and accessories.                                                        SEE EXHIBIT-B24            $50,139,899.58

25. Aircraft and accessories.                                            X                NONE                                $0.00

26. Office equipment, furnishings and supplies.                          X                NONE                                $0.00

27. Machinery, fixtures, equipment and supplies used in                  X                NONE                                $0.00
    business.

28. Inventory.                                                                            SEE EXHIBIT-B28               $436,746.94

29. Animals.                                                             X                NONE                                $0.00

30. Crop - growing or harvested.                                         X                NONE                                $0.00

31. Farm equipment and implements.                                       X                NONE                                $0.00

32. Farm supplies, chemicals and feed.                                   X                NONE                                $0.00

33. Other personal property of any kind not already listed.                               SEE EXHIBIT-B33             $3,357,731.31
                                                                                                                     --------------
                                           TOTAL:                                                                    $94,174,050.40
                                                                                                                     ==============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 1 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.               Case No:       01-10960 (EIK )
--------------------------------------------------------------------------------
                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B1


 Asset Id        Description                                     Location                                            Net Book Value
 --------        -----------                                     --------                                            --------------
59             PETTY CASH                                      ON BOARD THE AMERICAN QUEEN                                $2,407.43
                                                               C/O ROBIN STREET WHARF
                                                               1380 PORT OF NEW ORLEANS PLACE
                                                               NEW ORLEANS, LA 70130-1890

272            PETTY CASH IN TRANSIT                           IN TRANSIT TO THE OFFICE                                  $12,186.78
                                                                                                                         ----------
                                                    TOTAL                                                                $14,594.21
                                                                                                                         ==========


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 2 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.                Case No:       01-10960 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2


Asset Id        Description                                     Location                                            Net Book Value
--------        -----------                                     --------                                            --------------
95             AMERICAN QUEEN STEAMER                          HIBERNIA NATIONAL BANK                                    $13,321.34
               ACCOUNT NUMBER 812-395-343                      313 CARONDELET
                                                               NEW ORLEANS, LA 70130

96             GREAT A. Q. STEAMBOAT COMPANY                   HIBERNIA NATIONAL BANK                                         $0.00
               ACCOUNT NUMBER 812-395-254                      313 CARONDELET
                                                               NEW ORLEANS, LA 70130
                                                                                                                         ----------
                                                    TOTAL                                                                $13,321.34
                                                                                                                         ==========


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 3 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.               Case No:       01-10960 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5


Asset Id        Description                                     Location                                            Net Book Value
--------        -----------                                     --------                                            --------------

532
                                                                                                                              -----
                                                         TOTAL                                                                $0.00
                                                                                                                              =====






Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 4 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.                   Case No:   01-10960 (EIK )
--------------------------------------------------------------------------------
                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


Asset Id        Description                                     Location                                           Net Book Value
--------        -----------                                     --------                                           --------------

305            ACCOUNTS RECEIVABLE                           MISCELLANEOUS RECEIVABLES                                   $10,865.00

219            ACCOUNTS RECEIVABLE                           PASSENGER FARE RECEIVABLES                                  $47,036.92

511            CREDIT CARD RECEIVABLES                       PAYMENT TECH, AMERICAN EXPRESS,                             $42,209.12
                                                             & NOVUS (DISCOVER)

334            INTERCOMPANY RECEIVABLES                      AMERICAN CLASSIC VOYAGES CO.                            $22,489,068.21

495            INTERCOMPANY RECEIVABLES                      DELTA QUEEN COASTAL VOYAGES, L.L.C.                        $144,264.37

335            INTERCOMPANY RECEIVABLES                      GREAT PACIFIC NW CRUISE LINE, LLC                            $5,552.79

337            INTERCOMPANY RECEIVABLES                      PROJECT AMERICA SHIP I, INC.                               $459,787.19


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 5 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.               Case No:       01-10960 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


Asset Id        Description                                     Location                                            Net Book Value
--------        -----------                                     --------                                            --------------

339            INTERCOMPANY RECEIVABLES                     THE DELTA QUEEN STEAMBOAT CO.                            $17,006,151.42
                                                                                                                     --------------
                                                    TOTAL                                                            $40,204,935.02
                                                                                                                     ==============



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 6 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.                   Case No:   01-10960 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17


Asset Id        Description                                     Location                                            Net Book Value
--------        -----------                                     --------                                            --------------

553
                                                                                                                              -----
                                                    TOTAL                                                                     $0.00
                                                                                                                              =====



Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 7 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.                   Case No:   01-10960 (EIK )
--------------------------------------------------------------------------------
                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20


Asset Id        Description                                     Location                                            Net Book Value
--------        -----------                                     --------                                            --------------

258            TAX REFUND TENNESSEE                            GREAT AQ STEAMBOAT, LLC                                    $5,087.00

257            TAX REFUND WEST VIRGINIA                        GREAT AQ STEAMBOAT, LLC                                    $1,414.00

256            TAX REFUND WISCONSIN                            GREAT AQ STEAMBOAT, LLC                                      $321.00
                                                                                                                          ---------
                                                    TOTAL                                                                 $6,822.00
                                                                                                                          =========



Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 8 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.                ase No:       01-10960 (EIK )
--------------------------------------------------------------------------------
                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B22


Asset Id        Description                                     Location                                            Net Book Value
--------        -----------                                     --------                                            --------------
483            LIQUOR LICENSE                                  CITY OF NEW ORLEANS                                          UNKNOWN
               LICENSE/CERTIFICATE# 14-2468

482            LIQUOR LICENSE                                  STATE OF LOUISIANA                                           UNKNOWN
               LICENSE/CERTIFICATE# 3600007069
                                                                                                                              -----
                                                    TOTAL                                                                     $0.00
                                                                                                                              =====

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 9 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.               Case No:       01-10960 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B24


Asset Id        Description                                      Location                                           Net Book Value
--------        -----------                                     --------                                            --------------
13             VESSEL                                          ROBIN STREET WHARF                                    $50,139,899.58
                                                               1380 PORT OF NEW ORLEANS PLACE
                                                               NEW ORLEANS, LA 70130-1890
                                                                                                                     --------------
                                                       TOTAL                                                         $50,139,899.58
                                                                                                                     ==============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 10 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.                   Case No:   01-10960 (EIK )
--------------------------------------------------------------------------------
                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28


Asset Id        Description                                     Location                                            Net Book Value
--------        -----------                                     --------                                            --------------
467            INVENTORY:                                      GREAT AQ STEAMBOAT                                       $436,746.94
               FOOD, BEVERAGE, HOTEL SUPPLY, GIFTSHOP, TECH
               CONSUMABLES, DIESEL FUEL
                                                                                                                        -----------
                                                    TOTAL                                                               $436,746.94
                                                                                                                        ===========



Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 11 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.               Case No:       01-10960 (EIK )
--------------------------------------------------------------------------------
                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33


Asset Id        Description                                     Location                                            Net Book Value
--------        -----------                                     --------                                            --------------
17             CONSTRUCTION IN PROCESS                       ROBIN STREET WHARF                                          $27,523.87
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA 70130-1890

498            DEFERRED LOAN COSTS                           ROBIN STREET WHARF                                         $561,110.86
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA 70130-1890

496            PREPAID EXPENSES                              ROBIN STREET WHARF                                           $1,126.00
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA 70130-1890

497            PREPAID GUARANTEE FESS                        ROBIN STREET WHARF                                         $189,129.97
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA 70130-1890

18             VESSEL IMPROVEMENTS - 10 YEARS                ROBIN STREET WHARF                                       $1,390,361.60
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA 70130-1890

14             VESSEL IMPROVEMENTS - 3 YEARS                 ROBIN STREET WHARF                                         $209,702.38
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA 70130-1890

15             VESSEL IMPROVEMENTS - 5 YEARS                 ROBIN STREET WHARF                                         $932,626.36
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA 70130-1890


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 12 of 12

In re:  GREAT AQ STEAMBOAT, L.L.C.               Case No:       01-10960 (EIK )
--------------------------------------------------------------------------------
                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33


Asset Id        Description                                     Location                                            Net Book Value
--------        -----------                                     --------                                            --------------
16             VESSEL IMPROVEMENTS - 7 YEARS                 ROBIN STREET WHARF                                          $46,150.27
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA 70130-1890
                                                                                                                      -------------
                                                    TOTAL                                                             $3,357,731.31
                                                                                                                      =============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT AQ STEAMBOAT, L.L.C.                   Case Number:01-10960 (EIK )
--------------------------------------------------------------------------------
                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete SCHEDULE H - CODEBTORS.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.




                                  See Attached

In re: GREAT AQ STEAMBOAT, L.L.C.                       Case No: 01-10960 (EIK)

                  SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS


Creditor's Name and                             Claim was incurred on or          Contingent               Amount        Unsecured
Mailing Address                                 before the date listed below.           Unliquidated       of Claim      Portion.
Including Zip Code                              If claim is subject to                       Disputed                    If Any
                                                setoff, so state.                                 Co-
                                                                                                  Debt
                                           Date               Amount
Sub Schedule                              SECURED BANK DEBT
US DEPT OF TRANSPORTATION                                                           X    X    X    X
400 SEVENTH STREET, SW
                                           PRINCIPAL AMOUNT: $45,735,000.00
WASHINGTON  DC  20590
                                           INTEREST: $506,659.00
Creditor: 127054 - 27
                                                                                    X         X    X
                                           FIRST PREFERRED SHIP MORTGAGE
                                           IN  "AMERICAN QUEEN"
                                           SHIP CONSTRUCTION FINANCING
                                                                                                           Unliquidated     Unknown
    Total Sub Schedule:                                                                                       $0.00           $0.00
      Total Schedule D:                                                                                       $0.00           $0.00


                                              Page 1 of 1                                                     $0.00           $0.00

